1 Third Quarter 2022 Supplemental Earnings Slides November 2, 2022

2 Confidential & Proprietary to Owens & Minor, Inc. Safe Harbor This release is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This release contains certain ''forward- looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this release regarding our future prospects and performance, including our expectations with respect to our 2022 financial performance, the Apria transaction, including related synergies and the expected performance of the Apria business, as well as statements related to the Company’s expectations regarding the performance of its business including its ability to address macro and market conditions. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. This release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“ GAAP”). In general, the measures exclude items and charges that (i) management does not believe reflect the Company’ s core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company's performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company's performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered substitutes for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial results set forth below should be carefully evaluated.

3 Confidential & Proprietary to Owens & Minor, Inc. 2022 Company Outlook & Modeling Assumptions Company Outlook & Modeling Assumptions* Full Year 2022 Revenue $9.8 - $10.0 billion Gross Margin ~19.5% Interest Expense $128 - $130 million Capital Expenditures $165 - $175 million Adj. Effective Tax Rate 24% - 26% Diluted Weighted Average Shares Outstanding ~77 million Adjusted EBITDA $527 - $537 million Adjusted EPS $2.50 - $2.60 Commodity Prices / Inflation / Interest Rates Unfavorable in near-term Foreign Currency Rates As of 9/30/2022 * Company outlook and modelling assumptions are assumptions used for 2022 adjusted EPS guidance, and the Company undertakes no obligation to update such assumptions subsequent to the date of this presentation (November 2, 2022). Please see Form 8-K filed by Owens & Minor, Inc. with the SEC on November 2, 2022 for additional financial information.